DELAWARE GROUP® TAX FREE FUND
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

VOYAGEUR MUTUAL FUNDS
Delaware National High-Yield Municipal Bond Fund

Supplement to the Statement of Additional Information dated December 29, 2009

VOYAGEUR INSURED FUNDS
Delaware Tax-Free Arizona Fund

VOYAGEUR INTERMEDIATE TAX FREE FUNDS
Delaware Tax-Free Minnesota Intermediate Fund

VOYAGEUR MUTUAL FUNDS
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free California Fund
Delaware Tax-Free Idaho Fund
Delaware Tax-Free New York Fund

VOYAGEUR MUTUAL FUNDS II
Delaware Tax-Free Colorado Fund

VOYAGEUR TAX FREE FUNDS
Delaware Tax-Free Minnesota Fund

Supplement to the Statement of Additional Information dated December 29, 2009

(each, a “Fund” and collectively, the “Funds”)

The information included under the “Insurance” section of the Funds’ Statements of Additional Information is replaced in its entirety with the following:

Financial health of municipal bond insurance companies

About one half of the $2.77 trillion in outstanding U.S. municipal bonds are "wrapped" with a municipal bond insurance policy from one of several "monoline" financial guarantors. The municipal financial guaranty business began in 1971 when Ambac Indemnity Corporation ("Ambac") began underwriting bond insurance policies for municipalities. MBIA Insurance Corp. ("MBIA") began underwriting bond insurance policies in 1973. The insurance policies of Ambac and MBIA received the highest quality insurer financial strength ratings of AAA from Moody's, S&P, and Fitch, Inc. ("Fitch"). Over time a total of five other monoline firms - Assured Guaranty Corp. ("Assured Guaranty"), CIFG Assurance North America ("CIFG"), Financial Guaranty Insurance Co. ("FGIC"), Financial Security Assurance, Inc. ("FSA"), and XL Capital Assurance, Inc. ("XLCA") - entered the financial guaranty business, offering insurance policies that were rated AAA by all three rating agencies. Berkshire Hathaway Assurance Corporation (“BHAC”), a subsidiary of Berkshire Hathaway, Inc., began offering municipal bond insurance policies in 2008.  S&P assigned a AAA insurer financial strength rating to BHAC on April 14, 2008 while Moody’s rated the insurer financial strength rating of BHAC at Aaa on April 25, 2008.  Two specialty "second tier" monolines, Radian Asset Assurance, Inc. ("Radian") and ACA Financial Guaranty Corp. ("ACA"), offer insurance policies with insurer financial strength and claims paying resources that initially were rated at less than AAA.

Over the past several years, several financial guarantors expanded their business lines to include the writing of insurance policies and credit default swap contracts for structured finance, which includes residential mortgage backed securities ("RMBS") and collateralized debt obligations ("CDOs") that contain both sub-prime and prime mortgages and home equity lines of credit ("HELOCs"). The structured finance portion of the financial guarantors accounted for about one third of the $2.5 trillion in insured par values.

The national housing slowdown and the widespread decline of home prices that began in 2006 triggered a significant increase in mortgage delinquencies and foreclosures, especially in the sub-prime mortgage sector. The rate of delinquencies and foreclosures greatly exceeded historical averages, especially for sub-prime mortgages and HELOCs that were underwritten in 2006 and 2007 as underwriting standards declined. During the summer and fall of 2007, all but two of the seven "first tier" or AAA-rated financial guarantors began to report sharp increases in their mark-to-market losses associated with the credit default swap contracts for insured RMBS and CDO exposure. The monoline insurers also began to set aside case loss reserves for future expected monetary losses associated with the payment of future claims in their structured finance portfolios. With the rise in delinquencies and weaker performance in mortgage pools, and CDOs with sub-prime exposure, the three rating agencies developed updates of their capital adequacy models for the financial guarantors. Extensive revisions to the capital models were completed in the second half of 2007. The revised capital models projected that future cumulative losses from sub-prime mortgages, HELOCs, and CDOs with sub-prime exposure would eat into the excess capital reserves that are necessary for the monoline insurers to maintain their AAA insurer financial strength rating. All three rating agencies disclosed that several of the monoline insurers would experience capital shortfalls that would require new capital infusions and risk reduction measures or else the insurer financial strength rating for the monoline insurers would be downgraded to below AAA.

In response to the higher loss expectations in structured finance, several of the monoline insurers including Ambac, MBIA, Assured Guaranty, and CIFG announced or completed plans to raise additional capital and claims paying resources. Starting in January 2008, the three rating agencies began to take negative actions against a number of the municipal bond insurers. These actions included actual rating downgrades, assigning negative outlooks, and/or placing the insurer financial strength rating on credit watch for possible downgrade. Through early April 2008, five of the seven first-tier monoline insurers have been downgraded by one or more of the rating agencies. By June 19, 2008, MBIA and Ambac, the two largest municipal bond insurers, were no longer rated triple-A by any of the three rating agencies.

During 2008, the rating agencies continued to revise their capital adequacy models to incorporate higher loss assumptions in the insured structured finance portfolios of RMBS and CDOs with mortgage backed securities exposure.  These more severe stress case loss scenarios resulted in additional downgrades for the monoline firms with three bond insurers, CIFG, FGIC, and Syncora (formerly XLCA) receiving downgrades on their insurer financial strength ratings to below investment grade.  In July 2008, Moody’s placed the Aaa ratings of Assured Guaranty and FSA under review for possible downgrade due to stress case losses in their respective insured mortgage backed securities portfolios.  In early October 2008, the AAA ratings of FSA were placed on CreditWatch Negative by S&P and on Rating Watch Negative by Fitch due to the risk of additional expected losses in its insured structured finance portfolio.

On November 21, 2008, Moody’s downgraded to Aa2 from Aaa the insurer financial strength rating of Assured Guaranty and assigned a stable outlook.  Also on November 21, 2008, Moody’s downgraded the insurer financial strength rating of FSA to Aa3 from Aaa with a developing outlook.  On November 14, 2008 Assured Guaranty announced an agreement to acquire FSA.

In mid February 2009, MBIA announced a restructuring of the firm (the “Transformation”) with the creation of a new US public finance bond insurance company, MBIA Insurance Corporation of Illinois, which will take on 100% of the $537 billion public finance portfolio of MBIA Corp., including the $184 billion reinsurance transaction with FGIC.  The structured finance portfolio will remain with MBIA Insurance Corp. The new public finance monoline is renamed National Public Finance Guarantee Corporation.  The new “municipal only” bond insurer is rated Baa1 by Moody’s and A by S&P as of June 5, 2009.  Shortly after the transaction was approved by the New York State Insurance Commissioner, certain policyholders in the structured finance portfolio filed a class action lawsuit against MBIA Inc. and related parties alleging that the transaction is a fraudulent conveyance in breach of contract of their financial guaranty policyholders.

On March 16, 2009, shareholders of Assured Guaranty approved the acquisition of Financial Security Assurance Holding, Ltd (“FSA”).  The purchase of FSA by Assured Guaranty has been approved by the New York State Insurance Department and the Oklahoma Insurance Department.  The principal remaining conditions for Assured Guaranty's acquisition of FSA are: (1) finalization of arrangements under which Dexia SA retains the responsibility for FSA's Financial Products business and (2) confirmation by Moody's, S&P, and Fitch that the acquisition of FSA would not have a negative impact on Assured Guaranty’s or FSA's insurer financial strength ratings.

On March 25, 2009, S&P revised the outlook of the AAA rating on Berkshire Hathaway Assurance Corporation to negative.  The S&P rating action means that there are now no AAA rated monoline insurers that have retained “AAA/Stable" outlooks from all of the rating agencies.

On April 8, 2009, Moody’s downgraded Berkshire Hathaway Assurance Corporation to Aa1 from AAA and assigned a stable outlook.

On April 20, 2009, S&P affirmed the AAA insurer financial strength rating of FSA, but revised the outlook to negative.

On May 4, 2009, Fitch downgraded the insurer financial strength rating of Assured Guaranty to AA from AAA and placed the rating on Rating Watch Evolving.

On May 11, 2009, Fitch downgraded the insurer financial strength rating of FSA to AA+ from AAA.  The rating remained on Ratings Watch Negative.

On May 13, 2009 a second lawsuit was filed against MBIA Inc., MBIA Insurance Corporation, and MBIA Insurance Corporation of Illinois alleging fraudulent conveyance in the financial restructuring announced by MBIA as it launched a separate municipal-only municipal bond insurance subsidiary, National Public Finance Guarantee Corporation. The plaintiffs include a consortium of domestics and international banks, including J.P. Morgan Chase, Wachovia, Morgan Stanley Capital Services, Citibank, the Royal Bank of Scotland, Barclays Banks PLC, HSBC Bank USA, UBS AG, and Societe General, among others.

On May 20, 2009 Moody’s placed its Aa2 rating on Assured Guaranty under review for possible downgrade.

On June 10, 2009, Assured Guaranty, Ltd. and Dexia announced that the closing conditions have been met for the acquisition of Financial Assurance Holdings, Ltd. by Assured Guaranty.  Assured and Dexia announced that they expect to close the transaction on July 1, 2009. (Sources: various reports and press releases by Moody’s, S&P, and Fitch and press releases by Assured Guaranty and MBIA.)

On October 12, 2009, Fitch downgraded the insurer financial strength rating of Assured Guaranty to AA- from AA.  The outlook was revised to negative.  Fitch also downgraded FSA to AA from AA+.  The outlook was revised to negative.

On November 2, 2009, Financial Security Assurance, Inc. (FSA) changed it name to Assured Guaranty Municipal Corporation (AGMC).

On November 12, 2009, Moody’s downgraded the insurer financial strength rating of Assured Guaranty to Aa3 from Aa2 and kept the rating under review for downgrade.  Moody’s confirmed the insurer financial strength rating of Assured Guaranty Municipal Corporation at Aa3 with a negative outlook.

On February 4, 2010, S&P downgraded the insurer financial strength rating of BHAC to AA+ from AAA, with a stable outlook.

Funds' investment in insured bonds

The Manager anticipates that substantially all of the insured municipal obligations in the Funds' investment portfolios will be covered by either primary insurance or secondary market insurance. Primary insurance is a municipal bond insurance policy that is attached to a municipal bond at the time the bond is first sold in the primary market ("Primary Insurance"). Secondary market insurance is a municipal bond insurance policy that is underwritten for a bond that has been previously issued and sold ("Secondary Market Insurance"). Both Primary Insurance and Secondary Market Insurance are non-cancelable and continue in force so long as the insured security is outstanding and the respective insurer remains in business. Premiums for Secondary Market Insurance, if any, would be paid from a Fund's assets and would reduce the current yield on its investment portfolio by the amount of such premiums.

Insurer financial strength ratings are provided by Moody's, S&P, and Fitch. A Moody's insurance insurer financial strength rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurer financial strength rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurer financial strength ratio of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position. An S&P insurer financial strength, financial enhancement rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurer financial strength, financial enhancement rating of AAA has the highest rating assigned by S&P. The capacity of an insurer so rated to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Fitch Insurer Financial Strength ("IFS") rating provides an assessment of the financial strength of an insurance company and its capacity to meet senior obligations to policyholders and contract holders on a timely basis. Insurers that are assigned a AAA IFS rating by Fitch are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors are expected to be extremely small.

An insurer financial strength rating by Moody's, S&P, or Fitch does not constitute an opinion on any specific insurance contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurer financial strength rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment; nor does it address the ability of a company to meet non-policy obligations (i.e., debt contracts).

The assignment of ratings by Moody's, S&P, or Fitch to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process from the determination of insurance financial strength ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a likely element in the rating determination for such debt issues.

Assured Guaranty has insurance financial strength ratings of Aa3 from Moody's, AAA from S&P, and AA- from Fitch. Assured Guaranty Municipal Corporation has insurance financial strength ratings of Aa3 from Moody's, AAA from S&P, and AA from Fitch.  BHAC is rated Aa1 by Moody’s and AA+ by S&P.  These insurer financial strength ratings are as of December 17, 2009.  The insurer financial strength ratings of ratings of Ambac, CIFG, FGIC, MBIA, and Syncora have fallen below AAA by each of the rating agencies that continue to rate these monolines.  Insurer financial strength ratings for the municipal bond insurers may continue to change.

None of Assured Guaranty, Assured Guaranty Municipal Corporation, BHAC, or any affiliate thereof, has any material business relationship, direct or indirect, with the Funds.

Please keep this Supplement for future reference.

This Supplement is dated February 9, 2010.